As filed with the Securities and Exchange Commission on February 17, 2009

Registration No. 333-156606

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AMENDMENT NO. 1

TO

FORM S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Illinois Power Company

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation or organization)	4931 (Primary Standard Industrial Classification Code Number)	37-0344645 (I.R.S. Employer Identification Number)

370 South Main Street
Decatur, Illinois 62523
(217) 424-6600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

WARNER L. BAXTER
Executive Vice President and Chief Financial Officer

STEVEN R. SULLIVAN
Senior Vice President, General Counsel and Secretary
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222
(Name, address, including zip code, and telephone number,
including area code, of agents for service)

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box, and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE:

This Amendment No. 1 is being filed solely for the purpose of updating Exhibit 5(a), Exhibit 5(b) and 8 and Exhibit 99(a), which were included with the Registration Statement on Form S-4 filed by the registrant on January 7, 2009.

1

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.  Exhibits and Financial Statement Schedules

(a)  Exhibits

Exhibit No.	Description
3(a)*	Amended and Restated Articles of Incorporation, dated September 7, 1994. (Incorporated by reference to Exhibit 3(a) to our Current Report on Form 8-K filed on September 29, 1994, File No. 1-3004.)

3(b)*

Articles of Amendment to our Amended and Restated Articles of Incorporation filed March 28, 2002. (Incorporated by reference to Exhibit 4.1(ii) to our Registration Statement on Form S-3 filed on April 12, 2002, File No. 333-84808.)

3(c)*	By-laws of Illinois Power, as amended July 28, 2008. (Incorporated by reference to Exhibit 3.4(ii) to our Current Report on Form 8-K filed on July 29, 2008, File No. 1-3004.)

4(a)*

Indenture dated as of June 1, 2006, between us and The Bank of New York Mellon Trust Company, N.A., as successor trustee. (Incorporated by reference to Exhibit 4.4 to our Current Report on Form 8-K filed on June 19, 2006, File No. 1-3004.)

4(b)*

Company Order, dated June 14, 2006, establishing the 6.25% Senior Secured Notes due 2016, including the form of global note. (Incorporated by reference to Exhibit 4.7 to our Current Report on Form 8-K filed on June 19, 2006, File No. 1-3004).

4(c)*

Company Order, dated November 15, 2007, establishing the 6.125% Senior Secured Notes due 2017, including the forms of notes. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed on November 20, 2007, File No. 1-3004).

4(d)*

Company Order, dated April 8, 2008, establishing the 6.25% Senior Secured Notes due 2018, including the forms of notes. (Incorporated by reference to Exhibit 4.4 to our Current Report on Form 8-K filed on April 8, 2008, File No. 1-3004.)

4(e)*

Company Order, dated October 23, 2008, establishing the 9.75% Senior Secured Notes due 2018, including the forms of notes. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed on October 23, 2008, File No. 1-3004.)

4(f)*

General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between us and The Bank of New York Mellon Trust Company, N.A., as successor trustee (“General Mortgage”). (Incorporated by reference to Exhibit 4(cc) to our Annual Report on Form 10-K for the year ended December 31, 1992, File No. 1-3004.)

4(g)*

Supplemental Indenture dated as of June 1, 2006, to the General Mortgage for the series AA bonds (Incorporated by reference to Exhibit 4.13 to our Current Report on Form 8-K filed on June 19, 2006, File No. 1-3004).

4(h)*

Supplemental Indenture dated as of November 15, 2007, to the General Mortgage for the series BB bonds (Incorporated by reference to Exhibit 4.4 to our Current Report on Form 8-K filed on November 20, 2007, File No. 1-3004).

4(i)*

Supplemental Indenture dated as of April 1, 2008, to the General Mortgage for the series CC bonds (Incorporated by reference to Exhibit 4.9 to our Current Report on Form 8-K filed on April 8, 2008, File No. 1-3004).

4(j)*

Supplemental Indenture, dated as of October 1, 2008, to the General Mortgage for the series DD bonds. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed on October 23, 2008, File No. 1-3004.)

4(k)**	Registration Rights Agreement, dated as of October 23, 2008, among us, Barclays Capital Inc., J.P. Morgan Securities Inc., and UBS Securities LLC.

5(a)	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company as to the legality of the Exchange Notes.

5(b) and 8	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Exchange Notes and as to federal income tax matters.

10(a)*

Unilateral Borrowing Agreement by and among Ameren Corporation, Illinois Power Company and Ameren Services Company, dated as of September 30, 2004. (Incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K filed on October 1, 2004, File No. 1-3004.)

10(b)*

Third Amended Ameren Corporation System Utility Money Pool Agreement, as amended September 30, 2004. (Incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on October 1, 2004, File No. 1-3004.)

10(c)*

Credit Agreement — Illinois Facility, dated as of July 14, 2006, among Central Illinois Public Service Company, Central Illinois Light Company, Illinois Power Company, AmerenEnergy Resources Generating Company, CILCORP Inc. and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on July 18, 2006, File No. 1-3004.)

10(d)*

Credit Agreement — Illinois Facility, dated as of February 9, 2007, among Central Illinois Public Service Company, Central Illinois Light Company, Illinois Power Company, AmerenEnergy Resources Generating Company, CILCORP Inc. and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on February 13, 2007, File No. 1-3004.)

10(e)*

Amendment dated as of March 26, 2008 to Credit Agreement — Illinois Facility, dated as of July 14, 2006, among Central Illinois Public Service Company, Central Illinois Light Company, Illinois Power Company, AmerenEnergy Resources Generating Company, CILCORP Inc. and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on March 28, 2008, File No. 1-3004.)

10(f)*

Amendment dated as of March 26, 2008 to Credit Agreement — Illinois Facility, dated as of February 9, 2007, among Central Illinois Public Service Company, Central Illinois Light Company, Illinois Power Company, AmerenEnergy Resources Generating Company, CILCORP Inc. and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on March 28, 2008, File No. 1-3004.)

10(g)*

Ameren Corporation’s Long-Term Incentive Plan of 1998. (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Annual Report on Form 10-K for the year ended December 31, 1998, File No. 1-14756.)

10(h)*

First Amendment to Ameren Corporation’s Long-Term Incentive Plan of 1998. (Incorporated by reference to Exhibit 10.6 to Ameren Corporation’s Current Report on Form 8-K filed on February 16, 2006, File No. 1-14756.)

10(i)*	Form of Restricted Stock Award under Ameren Corporation’s Long-Term Incentive Plan of 1998. (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Current Report on Form 8-K

filed on February 14, 2005, File No. 1-14756.)

10(k)*

Ameren Corporation’s Deferred Compensation Plan for Members of the Ameren Corporation Leadership Team as amended and restated effective January 1, 2001. (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000, File No. 1-14756.)

10(l)*

Ameren Corporation’s Executive Incentive Compensation Program Elective Deferral Provisions for Members of the Ameren Corporation Leadership Team as amended and restated effective January 1, 2001. (Incorporated by reference to Exhibit 10.2 to Ameren Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000, File No. 1-14756.)

10(m)*	Ameren Corporation 2007 Deferred Compensation Plan. (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Current Report on Form 8-K filed on December 5, 2006, File No. 1-14756.)

10(m)*

Ameren Corporation 2008 Deferred Compensation Plan. (Incorporated by reference to Exhibit 10.2 to Ameren Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, File No. 1-14756.)

10(m)*

Ameren Corporation Supplemental Retirement Plan, amended and restated effective January 1, 2008, dated June 13, 2008. (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, File No. 1-14756.)

10(n)*	2004 Ameren Corporation Executive Incentive Plan. (Incorporated by reference to Exhibit 10.7 to Ameren Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, File No. 1-14756.)

10(o)*	2005 Ameren Corporation Executive Incentive Plan. (Incorporated by reference to Exhibit 10.2 to Ameren Corporation’s Current Report on Form 8-K filed on February 14, 2005, File No. 1-14756.)

10(p)*	2006 Ameren Corporation Executive Incentive Plan. (Incorporated by reference to Exhibit 10.2 to Ameren Corporation’s Current Report on Form 8-K filed on February 16, 2006, File No. 1-14756.)

10(q)*

2007 Ameren Corporation Executive Incentive Compensation Plan. (Incorporated by reference to Exhibit 99.3 to Ameren Corporation’s Current Report on Form 8-K filed on February 15, 2007, File No. 1-14756.)

10(r)*

2008 Ameren Corporation Executive Incentive Compensation Plan. (Incorporated by reference to Exhibit 99.1 to Ameren Corporation’s Current Report on Form 8-K filed on December 18, 2007, File No. 1-14756.)

10(s)*

2005 and 2006 Base Salary Table for Named Executive Officers and 2006 Executive Officer Bonus Targets. (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Current Report on Form 8-K filed on December 15, 2005, File No. 1-14756.)

10(t)*

2007 Base Salary Table for Named Executive Officers. (Incorporated by reference to Exhibit 10.2 to Ameren Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, File No. 1-14756.)

10(u)*

2008 Base Salary Table for Named Executive Officers. (Incorporated by reference to Exhibit 10.31 to Ameren Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, File No. 1-14756.)

10(v)*

Amended and Restated Ameren Corporation Change of Control Severance Plan.  (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, File No. 1-14756.)

10(w)*

December 14, 2007 Revised Schedule I to Amended and Restated Ameren Corporation Change of Control Severance Plan.  (Incorporated by reference to Exhibit 10.33 to Ameren Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, File No. 1-14756.)

10(x)*

Table of 2005 Cash Bonus Awards and 2006 Performance Share Unit Awards Issued to Named Executive Officers.  (Incorporated by reference to Exhibit 10.1 to Ameren Corporation’s Current Report on Form 8-K filed on February 16, 2006, File No. 1-14756.)

10(y)*

Table of Target 2007 Performance Share Unit Awards Issued to Named Executive Officers.  (Incorporated by reference to Exhibit 99.4 to Ameren Corporation’s Current Report on Form 8-K filed on February 15, 2007, File No. 1-14756.)

10(z)*

Table of Target 2008 Performance Share Unit Awards Issued to Named Executive Officers.  (Incorporated by reference to Exhibit 99.1 to Ameren Corporation’s Current Report on Form 8-K filed on February 14, 2008, File No. 1-14756.)

10(aa)*

Ameren Corporation 2006 Omnibus Incentive Compensation Plan.  (Incorporated by reference to Exhibit 10.3 to Ameren Corporation’s Current Report on Form 8-K filed on February 16, 2006, File No. 1-14756.)

10(bb)*

Form of Performance Share Unit Award Issued Pursuant to 2006 Omnibus Incentive Compensation Plan.  (Incorporated by reference to Exhibit 10.4 to Ameren Corporation’s Current Report on Form 8-K filed on February 16, 2006, File No. 1-14756.)

12*

Statement of Computation of Ratio of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividend Requirements.  (Incorporated by reference to Exhibit 12.7 to our Annual Report on Form 10-K for the year ended December 31, 2007, File No. 1-3004 and Exhibit 12.7 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-3004.)

23(a)	Consent of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company (included in Exhibit 5(a)).

23(b)	Consent of Morgan, Lewis & Bockius LLP (included in Exhibits 5(b) and 8).

23(c)	Consent of PricewaterhouseCoopers LLP.

24**	Power of Attorney.

25**	Form T-1 Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A. to act as Trustee under the Indenture.

99(a)	Form of Letter of Transmittal.

99(b)**	Form of Notice of Guaranteed Delivery.

99(c)**	Form of Letter to Registered Holders and/or DTC Participants.

*  Incorporated by reference herein as indicated.

** Previously filed as an exhibit to the Registration Statement on Form S-4 filed by the registrant on January 7, 2009 (File No. 333-156606).

(b)  Financial Statement Schedules.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 17th day of February, 2009.

ILLINOIS POWER COMPANY

By:	/s/ Scott A. Cisel
Scott A. Cisel
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott A. Cisel	Chairman, President, Chief Executive Officer and Director (principal executive officer)	February 17, 2009
Scott A. Cisel

*	Executive Vice President, Chief Financial Officer and Director (principal financial officer)	February 17, 2009
Warner L. Baxter

*	Senior Vice President and Chief Accounting Officer (principal accounting officer)	February 17, 2009
Martin J. Lyons

*	Director	February 17, 2009
Daniel F. Cole

*	Director	February 17, 2009
Steven R. Sullivan

* By:	/s/ Scott A. Cisel
Scott A. Cisel
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

5(a)	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company as to the legality of the Exchange Notes.

5(b) and 8	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Exchange Notes and as to federal income tax matters.

23(a)	Consent of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company (included in Exhibit 5(a)).

23(b)	Consent of Morgan, Lewis & Bockius LLP (included in Exhibits 5(b) and 8).

23(c)	Consent of PricewaterhouseCoopers LLP.

99(a)	Form of Letter of Transmittal.